Exhibit 99.2

Financial Supplement (unaudited)

For the Fourth Quarter of Fiscal Year 2009 ending March 27, 2009

PSS World Medical, Inc.

As of March 27, 2009

Current Fiscal Year

(in thousands, except per share data)

	Fiscal 2009
	Q1	Q2	Q3	Q4	YTD
Net sales	$472,215	$491,603	$519,145	$469,728	$1,952,691
Cost of goods sold	333,283	344,347	364,282	328,868	1,370,781

Gross profit	138,931	147,255	154,863	140,860	581,910
General & administrative expenses	89,580	90,635	89,372	82,673	352,260
Selling expenses	31,266	32,161	33,721	31,356	128,505

Income from operations	18,085	24,460	31,770	26,831	101,145
Interest expense	(1,733)	(2,878)	(3,964)	(3,268)	(11,843)
Interest & investment income	122	842	1,034	305	2,304
Other income	608	520	877	638	2,643

Income from ops before income taxes	17,082	22,943	29,717	24,505	94,249
Provision for income taxes	6,766	9,045	11,559	8,862	36,232

Net income	$10,317	$13,898	$18,158	$15,644	$58,017

Earnings per share - Basic:
Net income	$0.17	$0.23	$0.31	$0.26	$0.97

Earnings per share - Diluted:
Net income	$0.17	$0.23	$0.30	$0.26	$0.96

WASO - Basic	61,003	59,941	59,481	59,307	59,937
WASO - Diluted	61,723	60,921	60,322	59,801	60,696

Net sales by segment:
Physician Business	$331,386	$341,761	$357,269	$326,966	$1,357,382
Elder Care Business	140,406	149,485	161,874	142,743	594,509
Corporate Shared Services	423	356	2	19	800

	$472,215	$491,603	$519,145	$469,728	$1,952,691

Billing days:	64	63	66	60	253

Net sales per billing day:
Physician Business	$5,178	$5,425	$5,413	$5,449	$5,365
Elder Care Business	2,194	2,373	2,453	2,379	2,350
Corporate Shared Services	7	6	—	—	3

	$7,378	$7,803	$7,866	$7,829	$7,718

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of March 27, 2009

(in thousands, except per share data)

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Sales	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791
Cost of Goods Sold	276,654	273,512	303,707	298,219	1,152,092	293,233	303,203	335,186	310,007	1,241,629	311,227	325,390	330,215	347,289	1,314,120

Gross Profit	110,475	112,307	120,074	124,469	467,325	119,902	123,856	123,235	133,017	500,010	127,683	132,540	134,993	146,455	541,672
General & Administrative Expenses	70,337	69,279	72,053	75,639	287,308	73,664	73,391	75,222	78,423	300,700	83,600	77,315	79,370	83,688	323,973
Selling Expenses	25,774	26,217	27,469	28,148	107,608	27,498	28,878	30,140	30,307	116,823	29,551	30,763	31,509	33,473	125,295

Income from operations	14,364	16,811	20,552	20,682	72,409	18,740	21,587	17,873	24,287	82,487	14,532	24,462	24,115	29,294	92,403
Interest Expense	(1,509)	(1,358)	(1,561)	(1,456)	(5,884)	(1,406)	(1,336)	(1,320)	(1,284)	(5,346)	(1,358)	(1,533)	(1,811)	(2,071)	(6,773)
Interest & Investment Income	99	111	75	138	423	101	282	426	385	1,194	528	114	26	23	691
Other Income	457	1,750	435	504	3,146	469	429	517	591	2,006	544	546	833	5,361	7,284

Income from Continuing Operations before Income Taxes	13,411	17,314	19,501	19,868	70,094	17,904	20,962	17,496	23,979	80,341	14,246	23,589	23,163	32,608	93,605
Provision for Income Taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831

Income from Continuing Operations	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481	8,687	14,483	14,162	19,442	56,775

Net Income	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481	$8,687	$14,483	$14,162	$19,442	$56,775

Earnings per share - Basic:
Income from Continuing Operations	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75	$0.13	$0.22	$0.22	$0.31	$0.88

Net Income	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75	$0.13	$0.22	$0.22	$0.31	$0.88

Earnings per share - Diluted:
Income from Continuing Operations	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73	$0.13	$0.22	$0.22	$0.31	$0.86

Net Income	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73	$0.13	$0.22	$0.22	$0.31	$0.86

WASO - Basic	64,877	65,392	65,779	66,546	65,643	67,310	67,453	67,054	67,059	67,219	66,793	65,806	63,999	62,213	64,703
WASO - Diluted	65,860	66,487	66,931	68,062	66,887	68,947	69,478	69,458	69,419	69,325	68,765	67,067	65,756	63,152	66,184

Net Sales by Segment:
Physician Business	$250,544	$255,422	$290,010	$290,844	$1,086,820	$284,438	$300,813	$329,160	$313,109	$1,227,520	$306,245	$320,171	$326,520	$355,749	$1,308,685
Elder Care Business	136,585	130,397	133,771	131,844	532,597	128,697	126,246	129,261	129,915	514,119	132,664	137,759	138,688	137,995	547,106

	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791

Billing Days:	64	63	62	64	253	64	63	62	64	253	64	63	62	64	253

Net Sales Per Billing Day:
Physician Business	$3,915	$4,054	$4,678	$4,544	$4,296	$4,444	$4,775	$5,309	$4,892	$4,852	$4,785	$5,082	$5,266	$5,559	$5,173
Elder Care Business	2,134	2,070	2,158	2,060	2,105	2,011	2,004	2,085	2,030	2,032	2,073	2,187	2,237	2,156	2,162

	$6,049	$6,124	$6,836	$6,604	$6,401	$6,455	$6,779	$7,394	$6,922	$6,884	$6,858	$7,269	$7,503	$7,715	$7,335

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of March 27, 2009

SelectTM Net Sales

(in thousands)

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009
Consolidated Select Sales	$121,211	$137,540	$157,296	$185,844	$234,810	$281,536

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Segment Information

As of March 27, 2009

(in thousands)

	Three Months Ended		Twelve Months Ended
	3/27/2009	3/28/2008	3/27/2009	3/28/2008
NET SALES:
Physician Business	326,966	355,749	1,357,382	1,308,685
Elder Care Business	142,743	137,995	594,509	547,106
Corporate Shared Services	19	—	800	—

Total net sales	469,728	493,744	1,952,691	1,855,791

BILLING DAYS:	60	64	253	253

NET SALES PER BILLING DAY:
Physician Business	5,449	5,559	5,365	5,173
Elder Care Business	2,379	2,156	2,350	2,162
Corporate Shared Services	—	—	3	—

Total net sales per billing day	7,829	7,715	7,718	7,335

INCOME FROM OPERATIONS:
Physician Business	29,271	29,735	109,800	92,965
Elder Care Business	7,571	7,176	30,140	25,216
Corporate Shared Services	(10,011)	(7,616)	(38,794)	(25,778)

Total income from operations	26,831	29,294	101,145	92,403

DEPRECIATION:
Physician Business	1,906	1,843	7,494	8,131
Elder Care Business	1,272	1,154	4,948	4,557
Corporate Shared Services	1,911	1,680	7,343	6,017

Total depreciation	5,090	4,677	19,784	18,706

AMORTIZATION OF INTANGIBLE AND OTHER ASSETS:
Physician Business	651	762	3,008	3,074
Elder Care Business	551	575	2,290	2,443
Corporate Shared Services	125	23	191	69

Total amortization of intangible and other assets	1,328	1,360	5,489	5,586

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	56	441	1,547	2,303
Elder Care Business	136	(114)	2,134	1,484

Total provision for doubtful accounts	192	327	3,680	3,787

INTEREST EXPENSE:
Total interest expense	3,268	2,071	11,843	6,773

INTEREST AND INVESTMENT INCOME:
Elder Care Business	12	5	46	16
Corporate Shared Services	293	18	2,257	675

Total interest and investment income	305	23	2,304	691

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	11,297	11,567	41,115	35,578
Elder Care Business	2,200	2,097	8,496	6,924
Corporate Shared Services	(4,636)	(499)	(13,379)	(5,671)

Total provision for income taxes	8,862	13,165	36,232	36,831

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Current Fiscal Year Balance Sheet

(in thousands)

Consolidated

	As of
	6/30/08	9/30/08	1/2/09	3/27/09
ASSETS
Cash	$29,840	$226,049	$214,709	$82,031
Investment in available for sale securities	—	—	—	10,592
Accounts receivable, net	227,661	240,806	232,894	230,361
Inventory, net	192,707	199,337	239,940	207,593
Deferred tax assets	8,525	—	—	8,059
Prepaid expenses and other	26,148	22,214	23,235	23,819

Total current assets	484,880	688,406	710,778	562,456

Property and equipment, net	91,881	95,866	96,088	100,115
Intangibles, net	25,738	24,345	23,102	22,958
Goodwill	112,320	112,392	112,717	112,768
Investment in available for sale securities	14,231	16,725	15,333	—
Other long-term assets	67,747	104,973	91,689	73,534

Total long-term assets	311,916	354,301	338,929	309,375

Total assets	$796,796	$1,042,707	$1,049,707	$871,830

LIABILITIES & EQUITY

Accounts payable	$128,656	$149,668	$155,133	$127,300
Accrued expenses	38,055	50,816	43,170	52,718
Current maturities of long-term debt	200,780	201,068	201,007	50,937
Other current liabilities	8,102	14,219	13,135	7,956

Total current liabilities	375,592	415,772	412,445	238,910

Long-term debt	706	232,284	232,033	231,812
Other long-term liabilities	68,625	64,763	56,503	54,599

Total long-term liabilities	69,331	297,047	288,536	286,411

Total liabilities	444,924	712,819	700,981	525,320

Total equity	351,872	329,888	348,726	346,510

Total liabilities & equity	$796,796	$1,042,707	$1,049,707	$871,830

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Balance Sheet Trend

(in thousands)

Consolidated

	Fiscal 2006				Fiscal 2007				Fiscal 2008
ASSETS	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08
Cash	23,836	17,466	26,651	23,867	27,784	45,678	54,904	46,658	23,954	17,041	15,031	21,122
Accounts receivable, net	208,642	213,585	207,659	208,964	206,405	225,536	219,822	222,776	222,699	232,282	224,282	237,248
Inventory, net	132,684	136,450	167,407	173,458	170,612	172,127	186,193	174,130	187,499	188,087	214,256	190,846
Deferred tax assets	29,113	20,183	14,298	12,959	11,181	9,042	7,379	8,776	8,987	9,319	9,175	10,488
Other current assets	22,182	25,822	27,937	33,827	32,876	39,288	37,329	34,434	34,257	27,894	31,611	48,745

Total current assets	416,457	413,506	443,952	453,075	448,858	491,671	505,627	486,774	477,396	474,623	494,355	508,449

Property and equipment, net	84,173	86,840	86,475	87,663	88,214	87,291	85,885	88,627	89,347	89,339	89,897	90,680
Intangibles, net	21,217	34,427	35,395	34,345	33,350	32,343	31,186	29,758	30,280	28,991	27,669	26,305
Goodwill	86,273	103,420	105,452	105,521	106,519	106,819	106,971	107,366	110,993	110,727	110,868	110,679
Investment in available for sale securities	—	—	—	—	—	—	—	—	—	46,147	50,206	—
Other long-term assets	47,315	50,862	53,665	56,371	54,983	54,935	58,063	62,450	98,380	69,856	68,580	78,713

Total long-term assets	238,978	275,549	280,987	283,900	283,066	281,388	282,105	288,201	329,000	345,060	347,220	306,377

Total assets	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975	806,396	819,683	841,575	814,826

	Fiscal 2006				Fiscal 2007				Fiscal 2008
LIABILITIES & EQUITY	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08
Accounts payable	115,455	118,953	141,622	139,227	122,449	145,767	162,338	131,330	144,572	149,827	161,728	135,930
Accrued expenses	26,660	33,196	30,413	34,499	27,748	34,827	31,670	37,224	33,099	33,274	34,350	46,056
Current maturities of long-term debt(1)	25,679	27,786	25,788	509	517	1,655	152,154	2,238	2,132	32,129	33,660	220,987
Other current liabilities	12,661	11,883	11,837	13,639	12,490	13,917	10,730	11,440	15,267	15,000	15,846	11,969

Total current liabilities	180,455	191,818	209,660	187,874	163,204	196,166	356,892	182,232	195,070	230,230	245,584	414,942

Long-term debt	151,192	151,113	150,981	150,855	150,725	150,616	460	150,675	150,527	150,449	150,839	725
Other long-term liabilities	35,870	41,179	43,509	49,433	54,274	57,781	62,302	61,207	70,414	66,788	67,133	64,130

Total long-term liabilities	187,062	192,292	194,490	200,288	204,999	208,397	62,762	211,882	220,941	217,237	217,972	64,855

Total liabilities	367,517	384,110	404,150	388,162	368,203	404,563	419,654	394,114	416,011	447,467	463,556	479,797

Total equity	287,918	304,945	320,789	348,813	363,721	368,496	368,078	380,861	390,385	372,216	378,019	335,029

Total liabilities & equity	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975	806,396	819,683	841,575	814,826

(1)	During the first quarter of fiscal year 2009, the Company corrected the classification of the Company’s $150 million 2.25% senior convertible notes at March 28, 2008 from long-term debt to short-term debt.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Unaudited Operating Highlights

Current Fiscal Year

(in millions)

	Three Months Ended		Twelve Months Ended
	Mar. 27, 2009	Mar. 28, 2008	Mar. 27, 2009	Mar. 28, 2008
Net sales:
Physician Business	$327.0	$355.7	$1,357.4	$1,308.7
Elder Care Business	142.7	138.0	594.5	547.1
Corporate Shared Services	—	—	0.8	—

Total net sales	$469.7	$493.7	$1,952.7	$1,855.8

Income from operations:
Physician Business	$29.3	$29.7	$109.8	$93.0
Elder Care Business	7.6	7.2	30.1	25.2
Corporate Shared Services	(10.0)	(7.6)	(38.8)	(25.8)

Total income from operations	$26.8	$29.3	$101.1	$92.4

EBITDA (a)	$33.9	$40.7	$129.1	$124.0

Income from operations, as a percentage of net sales	5.7%	5.9%	5.2%	5.0%

Consolidated Return on Committed Capital (“ROCC”) (b)	27.3%	35.7%	27.0%	28.1%

Billing Days	60	64	253	253

Net Sales Per Billing Day (in thousands):
Physician Business	$5,449	$5,559	$5,365	$5,173
Elder Care Business	2,379	2,156	2,350	2,162
Corporate Shared Services	—	—	3	—

Total Net Sales Per Billing Day	$7,829	$7,715	$7,718	$7,335

Net Sales Per Billing Day Growth Rate:
Physician Business	-2.0%		3.7%
Elder Care Business	10.3%		8.7%
Total Net Sales Per Billing Day Growth Rate	1.5%		5.2%

	Annualized
DSO (c)
Physician Business	40.3	42.0
Elder Care Business	49.3	49.6
DOH (d)
Physician Business	55.1	51.8
Elder Care Business	51.9	53.4
DIP (e)
Physician Business	39.9	42.2
Elder Care Business	24.1	27.7
Cash Conversion Days (f)
Physician Business	55.5	51.6
Elder Care Business	77.2	75.3

	As of
	Mar. 27, 2009	Mar. 28, 2008
Operational working capital (g)	$310.7	$292.2

Net debt:
Bank debt	$50.0	$70.0
Other debt	$2.7	$1.7
Convertible senior notes	$230.0	$150.0
Less: Cash and cash equivalents	$(82.0)	$(21.1)

Net debt	$200.7	$200.6

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Selling Days Calendar FY08-FY10

FY2008		FY2009		FY2010
Closing Date	Selling Days	Closing Date	Selling Days	Closing Date	Selling Days	Notes
27-Apr	20	25-Apr	20	24-Apr	20	A
25-May	20	30-May	24	29-May	24	A
29-Jun	24	27-Jun	20	26-Jun	20	B

	64		64		64

27-Jul	19	25-Jul	19	31-Jul	24	A
31-Aug	25	29-Aug	25	28-Aug	20	A
28-Sep	19	26-Sep	19	2-Oct	24	B

	63		63		68

26-Oct	20	31-Oct	25	30-Oct	20	A
30-Nov	23	28-Nov	18	27-Nov	18	A
28-Dec	19	2-Jan	23	1-Jan	23	B

	62		66		61

25-Jan	19	30-Jan	20	29-Jan	20	A
29-Feb	25	27-Feb	20	26-Feb	20	A
28-Mar	20	27-Mar	20	2-Apr	25	B

	64		60		65

	253		253		258

A	Closing date is the last Friday of the month (for non-quarter end months).
B	“Selling Days” defines closing date as the Friday closest to month end based on business days only (for quarter end months only).

Holidays:
Jan	1	New Year’s Day
May	1	Memorial Day
July	1	Independence Day
Sept	1	Labor Day
Nov	2	Thanksgiving
Dec	2	Christmas

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

Current Fiscal Year

(in thousands)

	Fiscal 2009
	Q1	Q2	Q3	Q4	YTD
Net Income	$10,317	$13,898	$18,158	$15,644	$58,017

Plus: Interest expense	1,733	2,878	3,964	3,268	11,843
Less: Interest and investment income	(122)	(842)	(1,034)	(305)	(2,304)
Plus: Provision for income taxes	6,766	9,045	11,559	8,862	36,232
Plus: Depreciation	4,775	4,857	5,062	5,090	19,784
Plus: Amortization of intangible assets	1,344	1,553	1,264	1,328	5,489

EBITDA	$24,813	$31,390	$38,973	$33,886	$129,062

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

(in thousands)

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008
Income from Continuing Operations	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481	$8,687	$14,483	$14,162	$19,442	$56,775

Plus: Interest expense	1,509	1,358	1,561	1,456	5,884	1,406	1,336	1,320	1,284	5,346	1,358	1,533	1,811	2,071	6,773

Less: Interest and investment income	(99)	(111)	(75)	(138)	(423)	(101)	(282)	(426)	(385)	(1,194)	(528)	(114)	(26)	(23)	(691)

Plus: Provision for income taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831

Plus: Depreciation	3,316	3,468	3,673	3,475	13,932	4,094	4,145	4,215	4,296	16,750	4,595	4,758	4,672	4,682	18,707

Plus: Amortization of intangible assets	1,361	1,389	1,677	1,871	6,298	1,505	1,472	1,468	1,463	5,908	1,458	1,406	1,362	1,360	5,586

EBITDA	$19,498	$23,418	$26,337	$26,532	$95,785	$24,808	$27,633	$24,073	$30,637	$107,151	$21,128	$31,172	$30,983	$40,697	$123,980

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

Current Fiscal Year

(in thousands)

Consolidated

	Fiscal 2009
	Q1	Q2	Q3	Q4	FY 2009
Quarterly Average Committed Capital (1)	$392,048	$392,958	$415,845	$421,369
Annual Average Committed Capital (2)					$405,068

Committed Capital - Current Quarter	385,462	400,454	431,237	411,501	411,501
Committed Capital - Previous Quarter	398,635	385,462	400,454	431,237	431,237
Committed Capital - Previous Year End					398,635

Return on Committed Capital - Quarterly (3)	20.4%	27.0%	32.6%	27.3%
Return on Committed Capital - Annual					27.0%

Return:
Net income	10,317	13,898	18,158	15,644	58,017

Add:
Provision for income taxes	6,766	9,045	11,559	8,862	36,232
Interest expense	1,733	2,878	3,964	3,268	11,843
Amortization	1,344	1,553	1,264	1,328	5,489
Interest and investment income	(122)	(842)	(1,034)	(305)	(2,304)

	$20,037	$26,533	$33,911	$28,796	$109,277

Committed Capital:
Total assets	$796,796	$1,042,706	$1,049,707	$871,830	$871,830
Less assets excluded:
Cash	(29,840)	(226,049)	(214,709)	(82,031)	(82,031)
Goodwill and intangibles, net	(138,058)	(136,736)	(135,820)	(135,726)	(135,726)

Total liabilities	(444,924)	(712,819)	(700,981)	(525,320)	(525,320)
Plus liabilities excluded:
Current debt	200,780	201,068	201,007	50,937	50,937
Long-term debt	706	232,284	232,033	231,812	231,812

	$385,462	$400,454	$431,237	$411,501	$411,501

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

(in thousands)

Consolidated

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008
Quarterly Average Committed Capital (1)	316,837	322,662	325,748	330,989		340,070	341,619	331,779	338,812		363,905	387,926	403,493	403,793
Annual Average Committed Capital (2)					321,764					341,411					374,314

Committed Capital - Current Quarter	322,976	322,347	329,148	332,830		347,310	335,927	327,631	349,992		377,817	398,035	408,951	398,635
Committed Capital - Previous Quarter	310,697	322,976	322,347	329,148		332,830	347,310	335,927	327,631		349,992	377,817	398,035	408,951
Committed Capital - Current Year End					332,830					349,992					398,635
Committed Capital - Previous Year End					310,697					332,830					349,992

Return on Committed Capital - Quarterly (3)	20.4%	24.7%	27.8%	27.9%		24.4%	27.5%	23.9%	31.1%		18.2%	27.2%	26.1%	35.7%
Return on Committed Capital - Annual					25.4%					26.5%					28.1%

Return:
Income from continuing operations before extraordinary loss	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481	8,687	14,483	14,162	19,442	56,775

Add:
Provision for income taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831
Interest expense	1,509	1,358	1,550	1,467	5,884	1,406	1,336	1,320	1,284	5,346	1,358	1,533	1,811	2,071	6,773
Amortization	1,361	1,389	1,677	1,871	6,298	1,500	1,477	1,469	1,462	5,908	1,458	1,406	1,362	1,360	5,587
Interest and investment income	(99)	(111)	(64)	(149)	(423)	(101)	(282)	(426)	(385)	(1,194)	(528)	(114)	(26)	(23)	(691)

	16,182	19,950	22,664	23,057	81,853	20,709	23,493	19,859	26,340	90,401	16,534	26,414	26,310	36,016	105,274

Committed Capital:
Total assets	655,435	689,055	724,939	736,975	736,975	731,924	773,059	787,732	774,975	774,975	806,396	819,683	841,575	814,825	814,825
Less assets excluded:
Cash	(23,836)	(17,466)	(26,651)	(23,867)	(23,867)	(27,784)	(45,678)	(54,904)	(46,658)	(46,658)	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)
Goodwill and intangibles, net	(107,490)	(137,847)	(140,847)	(139,866)	(139,866)	(139,869)	(139,162)	(138,157)	(137,124)	(137,124)	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)
DTA from sale of imaging business	(10,487)	(6,184)	(912)	(3,614)	(3,614)	—				—

Total liabilities	(367,517)	(384,110)	(404,150)	(388,162)	(388,162)	(368,203)	(404,563)	(419,654)	(394,114)	(394,114)	(416,011)	(447,467)	(463,556)	(479,797)	(479,797)
Plus liabilities excluded:
Current debt	25,679	27,786	25,788	509	509	517	1,655	152,154	2,238	2,238	2,132	32,129	33,660	70,987	70,987
Long-term debt	151,192	151,113	150,981	150,855	150,855	150,725	150,616	460	150,675	150,675	150,527	150,449	150,839	150,725	150,725

	322,976	322,347	329,148	332,830	332,830	347,310	335,927	327,631	349,992	349,992	377,817	398,035	408,951	398,635	398,635

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

Footnotes

(a)	EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360. Southern Anesthesia & Surgical, Inc. (“SAS”) accounts receivable balance of $1.4 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360. SAS inventory balance of $3.9 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. SAS accounts payable balance of $3.8 million as of September 30, 2005, has bee excluded from the Fiscal Year 2006 calculation.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.